      [A DOLLAR BILL GRAPHIC APPEARS IN THE BACKGROUND OF THIS COVER PAGE]


                                                               CIGNA FUNDS GROUP



                                                                           CIGNA
                                                                           MONEY
                                                                          MARKET
                                                                            FUND


                                                               Semiannual Report
                                                                   June 30, 1999



[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services

CIGNA MONEY MARKET FUND

TRUSTEES

Hugh R. Beath
ADVISORY DIRECTOR, ADMEDIA CORPORATE ADVISORS, INC.

Richard H. Forde
SENIOR MANAGING DIRECTOR
CIGNA INVESTMENTS, INC.

Russell H. Jones
VICE PRESIDENT AND TREASURER, KAMAN CORPORATION

Thomas C. Jones
PRESIDENT, CIGNA INVESTMENT MANAGEMENT AND
CIGNA INVESTMENTS, INC.

Paul J. McDonald
SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
FRIENDLY ICE CREAM CORPORATION

OFFICERS

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

Alfred A. Bingham III
VICE PRESIDENT AND TREASURER

Jeffrey S. Winer
VICE PRESIDENT AND SECRETARY

DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Money Market Fund (the "Fund"), covering the six months ended June 30, 1999.

MARKET REVIEW

In the first half of 1999, inflation and the Federal Reserve Board (the "Fed") ruled. In Alan Greenspan's Humphrey Hawkins testimony in February, he gave absolutely no hint that a shift in Fed sentiment had occurred. He did, however, lay out the scenario for what the market is terming the "New Paradigm." In this scenario, he explored the possibility that companies are now achieving profitable growth by investing in productivity enhancing, cost-cutting technology instead of higher prices. In other words, technology-driven productivity gains have made all the difference in our current economic cycle.

However, the fear of higher rates did start to rattle the markets in the second quarter. A series of strong economic indicators, lead by the Consumer Price Index ("CPI"), home sales and purchasing managers reports, caused bond yields to fluctuate around 6% and increased equity market volatility.

In late June, Greenspan cited the need for the Fed to be "modestly preemptive" which essentially confirmed to the markets that the Federal Reserve Open Market Committee would be raising the Fed funds rate to 5% at the June 30, meeting. However, after the meeting, the Fed went back to a neutral bias. The end result is a market more uncertain than ever over the future direction of Fed policy.

FUND ACTIVITY AND PERFORMANCE

On June 30, 1999, the portfolio composition was as follows: top-tier domestic commercial paper, 47%; top tier foreign commercial paper, 4%; and U.S. Government and agencies, 49%. The Fund is well diversified.

As of June 30, 1999, annualized 7-day yields for the Institutional and Retail Service Classes were 4.69%, and 4.12%, respectively. As of that date, the Fund's average portfolio maturity was 44 days.

                                                                               _
                                                                               1

OUTLOOK

We are almost 100 months into our current expansion, which makes this cycle the longest peacetime expansion in history. The markets are close to being overwhelmed with information under the new Fed practice of announcing policy changes after every meeting. A more substantial tightening had been expected, so the 25 basis point increase and an unchanged discount rate took many by surprise.

Moderation seems to be the key. Economic indicators will be closely scrutinized as they are reported. Every rock will be overturned looking for signs of strength and inflation. If the Fed is comfortable being modestly preemptive, and Fed policy is known to lag, then it is possible that one more tightening will occur. However, the looming Y2K issue is expected to take the Fed out of play in the fourth quarter, which leaves only the August and October meetings as likely alternatives.

The Fund is structured to take advantage of the volatile interest rate environment we expect to continue through year-end. The Fund has exposure in both fixed and floating rate securities. We will look to selectively add to our floating rate exposure as the opportunities arise. We will continue to focus on the nuances of our current cycle for clues to future Fed action and adjust the structure of the portfolio accordingly.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA MONEY MARKET FUND


                                                                               _
                                                                               2

CIGNA MONEY MARKET FUND

INVESTMENTS IN SECURITIES (UNAUDITED)

                                               JUNE 30, 1999
                                            --------------------
                                                        MARKET
                                            PRINCIPAL   VALUE
                                              (000)     (000)
----------------------------------------------------------------
COMMERCIAL PAPER - 51.4%

DOMESTIC - 47.2%

American Express Credit Corp.,
    5.35%, 7/1/99                             $ 5,750    $5,750

Bell Atlantic Financial Services,
    5.21%, 7/14/99                              4,584     4,575

Campbell Soup Co.,
    5.17%, 7/16/99                              4,270     4,261

Ford Motor Credit Co.,
    5.40%, 7/2/99                               6,000     5,999

Gannett Co., Inc., 4.90%, 7/7/99                6,000     5,995

General Electric Capital Corp.,
   5.20%, 7/6/99                                5,700     5,696

Gillette Co., 5.70%, 7/1/99                     6,200     6,200

Monsanto Co., 5.02%, 7/7/99                     5,000     4,996

Navistar Financial Corp., Owner Trust,
    5.0025%, 9/9/99                             4,184     4,184

Pfizer, Inc., 4.85%, 7/6/99                     7,180     7,175

Rio Tinto America, Inc.,
    5.0%, 7/6/99                                  800       799

Sara Lee Corp.,
    4.80%, 7/1/99                               7,000     7,000

Teco Finance, Inc.,
    4.83%, 7/23/99                              2,075     2,069

The Southern Co., 4.88%, 7/8/99                 8,124     8,116

Warner Lambert Co.,
    5.25%, 7/9/99                               5,800     5,793
                                                       ---------
                                                         78,608
                                                       ---------

FOREIGN - 4.2%

Diageo Capital PLC,
    5.25%, 7/9/99                               4,635     4,630

Shell Finance PLC,
    5.30%, 7/9/99                               2,400     2,397
                                                       ---------
                                                          7,027
                                                       ---------
Total Commercial Paper                                   85,635
                                                       ---------


The notes to financial statements are an integral part of these statements.

                                                                               _
                                                                               3

CIGNA MONEY MARKET FUND

INVESTMENTS IN SECURITIES (UNAUDITED) CONTINUED

                                                 JUNE 30, 1999
                                            ----------------------
                                                         MARKET
                                            PRINCIPAL    VALUE
                                              (000)      (000)
------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 48.6%

Federal Farm Credit Banks,
    4.86125%, 3/23/00*                        $ 4,000     $ 3,999

Federal Home Loan Banks,
   5.329%, 8/12/99*                             5,000       5,000
   5.0%, 12/29/99                               4,000       4,000
   4.90%, 1/14/00                               5,450       5,450
   5.339%, 3/24/00*                             5,000       5,000
   5.04%, 3/29/00                               5,250       5,250
   5.07%, 4/7/00                                5,000       5,003
   5.08%, 4/10/00                               4,500       4,502
   5.299%, 6/9/00*                              5,000       4,999

Federal National Mortage Assoc.,
   6.03%, 7/2/99                                6,200       6,200
   5.349%, 4/12/00*                             7,000       6,997

Student Loan Marketing Assoc.,
   5.539%, 12/2/99*                             5,000       5,000
   5.539%, 12/16/99*                            5,000       5,000
   5.539%, 1/12/00*                             5,500       5,499
   5.539%, 1/20/00*                             5,000       5,000
   5.479%, 3/8/00*                              4,200       4,205
                                                       -----------
Total U.S. Government & Agencies                           81,104
                                                       -----------
Total Investments in Securities - 100.0%

(Total Cost - $166,739,410)                               166,739

Liabilities, Less Cash and Other Assets - 0%                  (21)
                                                       -----------
Net Assets - 100.0%                                      $166,718
                                                       ===========

*Variable rate security.  Rate is as of June 30, 1999.


The notes to financial statements are an integral part of these statements.

                                                                               _
                                                                               4

CIGNA MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

                                                       JUNE 30, 1999
                                                     ----------------
                                                      (IN THOUSANDS)
---------------------------------------------------------------------
ASSETS:

Investments in securities at value
    (Cost - $166,739,410)                                  $ 166,739

Cash on deposit with custodian                                    22

Interest receivable                                              799

Receivable from adviser                                           13

Investment for trustees' deferred compensation plan               24
                                                    -----------------
TOTAL ASSETS                                                 167,597
                                                    -----------------

LIABILITIES:

Dividends Payable                                                701

Registration fees payable                                         57

Accrued advisory fees payable                                     41

Payable for trustees' deferred compensation plan                  24

Accrued audit and legal fees payable                               6

Other accrued expenses
      (including $38,741 due to affiliates)                       50
                                                    -----------------
      Total liabilities                                          879
                                                    -----------------

Net Assets (Equivalent to $1.00 per share
    based on 164,128,319 shares of
    Institutional Class and 2,590,175 shares
    of Retail Service Class)                              $ 166,718
                                                    =================

COMPONENTS OF NET ASSETS:

Paid in capital                                            $ 166,718

Undistributed net investment income                                -

Accumulated net realized gain on investments                       -

Unrealized appreciation of investments                             -
                                                    -----------------
Net Assets                                                 $ 166,718
                                                    =================


The notes to financial statements are an integral part of these statements.


                                                                               _
                                                                               5

CIGNA MONEY MARKET FUND

STATEMENT OF OPERATIONS
(UNAUDITED)

                                                     FOR THE SIX
                                                    MONTHS ENDED
                                                    JUNE 30, 1999
                                                    (IN THOUSANDS)
-------------------------------------------------------------------
INVESTMENT INCOME

Income:
Interest                                              $ 4,896
                                               -------------------
Expenses:
Investment advisory fees                                  339

Custodian fees                                             59

Administrative services                                    51

Registration fees                                          34

Fund reports                                               16

Auditing and legal fees                                    11

Trustees' fees                                              3

Other                                                       4
                                           -------------------
Total expenses                                            517

Less expenses waived by investment adviser                (79)
                                           -------------------
Net expenses                                              438
                                           -------------------
Net Investment Income                                   4,458
                                           -------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain from investments                          1

Unrealized appreciation of investments                      -
                                           -------------------
Net realized and unrealized gain on
    investments                                             1
                                           -------------------
Net increase in net assets resulting
    from operations                                   $ 4,459
                                           ===================



The notes to financial statements are an integral part of these statements.


                                                                               _
                                                                               6

CIGNA MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     (UNAUDITED)
                                                     FOR THE SIX       YEAR ENDED
                                                     MONTHS ENDED     DECEMBER, 31
                                                     JUNE 30, 1999        1998
                                                     ------------------------------
                                                              (IN THOUSANDS)
-----------------------------------------------------------------------------------
OPERATIONS:

Net investment income                                    $  4,458         $ 12,800

Net realized gain from investments                              1                8

Unrealized appreciation on investments                          -                -
                                                     -------------    -------------

Net increase in net assets from operations                  4,459           12,808
                                                     -------------    -------------

Distributions to Shareholders:

  From net investment income - Institutional Class         (4,442)         (12,800)

  From net investment income - Retail Service Class           (16)               -

  From net realized capital gains - Institutional
  Class                                                        (1)              (8)
                                                     -------------    -------------

Total distributions to shareholders                        (4,459)         (12,808)
                                                     -------------    -------------

CAPITAL SHARE TRANSACTIONS:

Net proceeds from shares sold - Institutional
  Class                                                   964,075        2,314,708

Value of distributions reinvested - Institutional
  Class                                                     4,649           12,599

Cost of shares redeemed - Institutional Class          (1,034,215)      (2,268,753)
                                                     -------------    -------------
                                                          (65,491)          58,554
                                                     -------------    -------------

Net proceeds from shares sold - Retail Service Class        4,412                -

Value of distributions reinvested - Retail Service
  Class                                                         7                -

Cost of shares redeemed - Retail Service Class             (1,829)               -
                                                     -------------    -------------
                                                            2,590                -
                                                     -------------    -------------
Net increase (decrease) from fund share
  transactions                                            (62,901)          58,554
                                                     -------------    -------------

Net increase (decrease) in Net Assets                     (62,901)          58,554

NET ASSETS:

Beginning of period                                       229,619          171,065
                                                     -------------    -------------
End of period                                           $ 166,718        $ 229,619
                                                     =============    =============




The notes to financial statements are an integral part of these statements.

                                                                               _
                                                                               7

CIGNA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust offers two classes of shares: Institutional Class and Retail Service Class. Institutional Class Shares have a separate transfer agent charge and no distribution fee or sub accounting fee. The Retail Service Class Shares have a distribution fee of 0.10% annually, a shareholder servicing fee of 0.25% annually, and a sub accounting fee of 0.125% annually. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at June 30, 1999 approximates cost for Federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.


                                                                               _
                                                                               8

C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - Investment advisory fees are paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets for the Institutional Class, and 1.00% for the Retail Class, until April 30, 2000 and thereafter to the extent described in the Fund's then current prospectus.

The Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the period ended June 30, 1999, the Fund paid or accrued $50,862.


                                                                               _
                                                                               9

CIGNA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

With respect to Retail Service Class shares, the Fund has adopted a 12b-1 plan which requires the payment of a distribution fee of 0.10% of average daily net assets and a service fee of 0.25% payable to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor.

CII and CFS are indirect, wholly-owned subsidiaries of CIGNA Corporation.


                                                                              __
                                                                              10

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Affiliates of CIGNA Corporation were the sole shareholders of the Fund.

Transactions in capital stock were as follows:

[THE FOLLOWING TABLE EXPANDS ACROSS THE BOTTOM HALF OF PP.10-11 IN THE PRINTED
 REPORT]


                                                           (UNAUDITED)
                                                    FOR THE SIX MONTHS ENDED                          YEAR ENDED
                                                          JUNE 30, 1999                          DECEMBER 31, 1998
                                                              (000)                                     (000)
                                                    ------------------------------------------------------------------------
                                                    SHARES             AMOUNT               SHARES              AMOUNT
---------------------------------------------- -----------------  -----------------    -----------------   ------------------

Amount sold - Institutional Class                       964,075        $   964,075            2,314,708        $  2,314,708

Amount issued to shareholders
  in reinvestment of dividends
  and distributions - Institutional Class                 4,649              4,649               12,599              12,599
                                               -----------------  -----------------    -----------------   -----------------
                                                        968,724            968,724            2,327,307           2,327,307

Amount redeemed - Institutional Class                (1,034,215)        (1,034,215)          (2,268,753)         (2,268,753)
                                               -----------------  -----------------    -----------------   -----------------
Net increase - Institutional Class                      (65,491)       $   (65,491)              58,554         $   58,554
                                               =================  =================    =================   =================
Amount sold - Retail Service Class                        4,412        $     4,412

Amount issued to shareholders
  in reinvestment of dividends
  and distributions - Retail Service Class                    7                  7
                                               -----------------  -----------------

                                                          4,419              4,419

Amount redeemed - Retail Service Class                   (1,829)            (1,829)
                                               -----------------  -----------------
Net increase - Retail Service Class                       2,590         $    2,590
                                               =================  =================



                                                                              __
                                                                              11

CIGNA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED


5. FINANCIAL HIGHLIGHTS. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:


                                     RETAIL SERVICE CLASS                          INSTITUTIONAL CLASS
---------------------------------------------------------- ----------------------------------------------------------------------
                                                            (UNAUDITED)
                                            (UNAUDITED)     SIX MONTHS
                                          APRIL 29, 1999+      ENDED                FOR THE YEAR ENDED DECEMBER 31,
                                        TO JUNE 30, 1999   JUNE 30, 1999  1998         1997        1996       1995       1994
---------------------------------------------------------- ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period            $  1.00      $  1.00      $  1.00      $  1.00     $  1.00     $ 1.00     $ 1.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income                              0.01         0.02         0.05         0.05        0.05       0.05       0.03

Net realized and unrealized gain on
  securities                                      ------       ------       ------       ------      ------     ------     ------
                                                     -            -            -            -           -          -          -
                                                  ------       ------       ------       ------      ------     ------     ------

Total from investment operations                   0.01         0.02         0.05         0.05        0.05       0.05       0.03
                                                  ------       ------       ------       ------      ------     ------      -----

LESS DISTRIBUTIONS:

Dividends from net investment income              (0.01)       (0.02)       (0.05)       (0.05)      (0.05)     (0.05)     (0.03)

Distributions from capital gains                   -            -            -            -           -          -          -
                                                  ------       ------       ------       ------      ------     ------     ------

Total distributions                               (0.01)       (0.02)       (0.05)       (0.05)      (0.05)     (0.05)     (0.03)
                                                  ------       ------       ------       ------      ------     ------     ------

Net asset value, end of period                  $  1.00      $  1.00      $  1.00      $  1.00     $  1.00     $ 1.00     $ 1.00
                                                ========     ========     ========     ========    ========    =======    =======

Total return *                                     0.70%        2.30%        5.18%        5.27%       4.91%      5.33%      3.43%

Ratios and supplemental data:

Net assets, end of period (000 omitted)         $ 2,590    $ 164,128    $ 229,619    $ 171,065   $ 120,505    $ 1,034   $ 16,673

Ratio of operating expenses to average net
  assets **                                        0.93%++     0.45% +      0.45%        0.44%       0.45%      0.80%      1.00%

Ratio of net investment income to average
  net assets ***                                   4.05%++     4.60% +      5.06%        5.14%       4.95%      5.38%      3.32%



  * Total return would have been lower if certain expenses had not been reimbursed by the Adviser.

 ** Ratio of expenses to average net assets prior to reimbursement of expenses for the Retail Service Class was 1.00% (annualized) for the 1999 period. Ratios of expenses to average net assets prior to reimbursement of expenses for the Institutional Class were 0.52% (annualized) for the six months ended June 30, 1999, and 0.47%, 0.51%, 0.69%, 1.21% and 1.11% respectively, for the 1998, 1997, 1996,
           1995 and 1994 periods.

*** Ratio of net investment income to average net assets prior to reimbursement of expenses for the Retail Service Class was 3.98% (annualized) for the 1999 period. Ratios of net investment income to average net assets prior to reimbursement of expenses for the Institutional Class were 4.53% (annualized) for the six months ended June 30, 1999 and 5.03%, 5.07%, 4.71%, 4.91% and 3.22%, respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.

 +         Commencement of operations.

++         Annualized.


__                                                                            __
12                                                                            13

                                                                     576271 8/99